Exhibit 21.1

Subsidiaries of CVS Health Corporation
Listed below are subsidiaries under CVS Health Corporation at December 31, 2024 with their jurisdictions of organization shown in parentheses. Subsidiaries excluded from the list below are not insurance companies and would not, in the aggregate, constitute a “significant subsidiary” of CVS Health Corporation, as that term is defined in Rule 1-02(w) of Regulation S-X.

•CVS Foreign, Inc. (New York)
◦CVS Caremark Indemnity Ltd. (Bermuda)
◦CVS International, Inc. (Delaware)

•CVS Pharmacy, Inc. (Rhode Island)
•Aetna Inc. (Pennsylvania)
◦Aetna Health Holdings, LLC (Delaware)
▪Aetna Health of California Inc. (California)
▪Aetna Health Inc. (Connecticut)
▪Aetna Health Inc. (Florida)
▪Aetna Health Inc. (Georgia)
▪Aetna Health Inc. (Maine)
▪Aetna Health of Michigan Inc. (Michigan)
▪Aetna Health Inc. (New Jersey)
▪Aetna Health Inc. (New York)
▪Aetna Better Health Inc. (New York)
▪Aetna Health Inc. (Pennsylvania)
▪Aetna ACO Holding Inc. (Delaware)
▪Aetna Health Inc. (Texas)
▪Aetna Better Health of California Inc. (California)
▪Aetna Health of Ohio Inc. (Ohio)
▪Aetna Better Health of Texas Inc. (Texas)
▪Aetna Better Health of Washington, Inc. (Washington)
▪Aetna Better Health Inc. (Georgia)
▪Aetna HealthAssurance Pennsylvania, Inc. (Pennsylvania)
▪Aetna Dental of California Inc. (California)
▪Aetna Dental Inc. (New Jersey)
▪Aetna Dental Inc. (Texas)
▪Aetna Health Management, LLC (Delaware)
▪Aetna Ireland Inc. (Delaware)
▪Cofinity, Inc. (Delaware)
▪@Credentials Inc. (Delaware)
▪Aetna Better Health Inc. (Pennsylvania)
▪Aetna Better Health Inc. (Connecticut)
▪Aetna Better Health of Illinois Inc. (Illinois)
▪Aetna Better Health Premier Plan MMAI Inc. (Illinois)
▪Aetna Better Health of Kansas Inc. (Kansas)
▪Aetna Better Health, Inc. (Louisiana)
▪Aetna Florida Inc. (Florida)
▪Aetna Better Health of Indiana Inc. (Indiana)

▪Aetna Better Health Inc. (Ohio)
▪Aetna Better Health of Oklahoma Inc. (Oklahoma)
▪Aetna Better Health of Nevada Inc. (Nevada)
▪Aetna Better Health Inc. (New Jersey)
▪Aetna Better Health of North Carolina Inc. (North Carolina)
▪Aetna Network Services LLC (Connecticut)
▪Aetna Risk Assurance Company of Connecticut Inc. (Connecticut)
▪Aetna Student Health Agency Inc. (Massachusetts)
▪Delaware Physicians Care, Incorporated (Delaware)
▪Schaller Anderson Medical Administrators, Incorporated (Delaware)
▪Aetna Medicaid Administrators LLC (Arizona)
▪iTriage, LLC (Delaware)
▪FairCost LLC (Connecticut)
▪Medical Examinations of New York, P.C. (New York)
▪Prodigy Health Group, Inc. (Delaware)
▪Niagra Re, Inc. (New York)
▪Performax, Inc. (Delaware)
▪Scrip World, LLC (Utah)
▪Precision Benefit Services, Inc. (Delaware)
▪American Health Holding, Inc. (Ohio)
▪Meritain Health, Inc. (New York)
◦Administrative Enterprises, Inc. (Arizona)
◦U.S. Healthcare Holdings, LLC (Ohio)
◦Prime Net, Inc. (Ohio)
◦Professional Risk Management, Inc. (Ohio)
▪ADMINCO Inc. (Arizona)
▪Aetna Health of Iowa Inc. (Iowa)
▪Coventry Health Care of Nebraska, Inc. (Nebraska)
▪Aetna Health Inc. (Louisiana)
▪Coventry Prescription Management Services Inc. (Nevada)
▪Coventry Health and Life Insurance Company (Missouri)
▪Aetna Better Health of Kentucky Insurance Company (Kentucky)
▪Coventry Health Care of Virginia, Inc. (Virginia)
▪Coventry Health Care of Missouri, Inc. (Missouri)
▪Aetna Better Health of Missouri LLC (Missouri)
▪Coventry Health Care of Illinois, Inc. (Illinois)
▪Coventry Health Care of West Virginia, Inc. (West Virginia)
▪Coventry HealthCare Management Corporation (Delaware)
▪Coventry Health Care of Kansas, Inc. (Kansas)
▪Coventry Health Care National Accounts, Inc. (Delaware)
▪Aetna Better Health of Michigan Inc. (Michigan)
▪Aetna Health of Utah Inc. (Utah)
▪Aetna Better Health of Tennessee Inc. (Tennessee)
▪Coventry Health Care National Network, Inc. (Delaware)
▪Coventry Consumer Advantage, Inc. (Delaware)
▪MHNet Specialty Services, LLC (Maryland)
▪Mental Health Network of New York IPA, Inc. (New York)

▪Mental Health Associates, Inc. (Louisiana)
◦Florida Health Plan Administrators, LLC (Florida)
▪Hella Group LLC (New York)
◦Audomo Insurance Services LLC (Delaware)
◦Hella Media LLC (Delaware)
▪Aetna Better Health of Florida Inc. (Florida)
▪Attain Insurance Services, Inc. (Florida)
▪First Health Group Corp. (Delaware)
▪First Health Life & Health Insurance Company (Texas)
▪Claims Administration Corp. (Maryland)
▪First Choice of the Midwest LLC (South Dakota)
▪Continental Life Insurance Company of Brentwood, Tennessee (Tennessee)
▪American Continental Insurance Company (Tennessee)
◦Aetna Life Insurance Company (Connecticut)
◦AHP Holdings, Inc. (Connecticut)
▪Aetna Life Assignment Company (Connecticut)
▪AE Fourteen, Incorporated (Connecticut)
▪Aetna ACO Holdings Inc. (Delaware)
▪Innovation Health Holdings, LLC (Delaware)
◦Innovation Health Insurance Company (Virginia)
◦Innovation Health Plan, Inc. (Virginia)
▪Banner Health and Aetna Health Insurance Holding Company LLC (Delaware)
◦Banner Health and Aetna Health Insurance Company (Arizona)
◦Banner Health and Aetna Health Plan Inc. (Arizona)
▪Sutter Health and Aetna Insurance Holding Company LLC (Delaware)
◦Sutter Health and Aetna Administrative Services LLC (California)
◦Sutter Health and Aetna Insurance Company (California)
▪Allina Health and Aetna Insurance Holding Company LLC (Delaware)
◦Allina Health and Aetna Insurance Company (Minnesota)
◦Allina Health and Aetna Health Plan Inc. (Minnesota)
◦Aetna International LLC. (Connecticut)
▪Aetna Life & Casualty (Bermuda) Ltd. (Bermuda)
◦AIHK Limited (Hong Kong)
◦Aetna Global Benefits (Middle East) LLC (UAE)
▪Aetna Global Benefits (Bermuda) Limited (Bermuda)
◦Aetna Global Benefits (Europe) Limited (England & Wales)
◦Aetna Global Benefits (Asia Pacific) Limited (Hong Kong)
◦Goodhealth Worldwide (Asia) Limited (Hong Kong)
◦Aetna Global Benefits Limited (DIFC, UAE)
◦Pt. Aetna Global Benefits Indonesia (Indonesia)
◦Aetna Global Benefits (UK) Limited (England and Wales)
◦Aetna Insurance Company Limited (England and Wales)
▪Aetna Health Company of Europe DAC (Ireland)
▪Aetna (Shanghai) Enterprise Services Co. Ltd. (China)
▪Aetna Global Benefits (Singapore) PTE. LTD. (Singapore)
◦PE Holdings, LLC (Connecticut)
◦Aetna Resources LLC (Delaware)

◦Canal Place, LLC (Delaware)
◦Aetna Ventures, LLC (Delaware)
◦Phoenix Data Solutions LLC (Delaware)
◦Aetna Financial Holdings, LLC (Delaware)
▪Aetna Asset Advisors, LLC (Delaware)
▪Aetna Equity Fund LLC (Delaware)
▪U.S. Healthcare Properties, Inc. (Pennsylvania)
▪Aetna Workers’ Comp Access, LLC (Delaware)
▪Managed Care Coordinators, Inc. (Delaware)
▪Aetna Capital Management, LLC (Delaware)
▪Aetna Partners Diversified Fund, LLC (Delaware)
▪Aetna Behavioral Health, LLC (Delaware)
▪Horizon Behavioral Services, LLC (Delaware)
▪Health and Human Resource Center, Inc. (California)
▪Employee Assistance Services LLC (Kentucky)
▪Resources for Living, LLC (Texas)
▪Work and Family Benefits, Inc. (New Jersey)
▪The Vasquez Group Inc. (Illinois)
◦Aetna Health and Life Insurance Company (Connecticut)
◦Aetna Health Insurance Company (Pennsylvania)
◦Aetna Health Insurance Company of New York (New York)
◦Aetna Corporate Services LLC (Delaware)
◦Echo Merger Sub, Inc. (Delaware)
◦AUSHC Holdings, Inc. (Connecticut)
▪PHPSNE Parent Corporation (Delaware)
◦Active Health Management, Inc. (Delaware)
▪Health Data & Management Solutions, Inc. (Delaware)
◦Health Re, Inc. (Vermont)
◦ASI Wings, LLC (Delaware)

•CVS Pharmacy, Inc. (continued)

oAlabama CVS Pharmacy, L.L.C. (Alabama)
oAlaska CVS Pharmacy, L.L.C. (Alaska)
oAmerican Drug Stores Delaware, L.L.C. (Delaware)
oArkansas CVS Pharmacy, L.L.C. (Arkansas)
oCareCenter Pharmacy, L.L.C. (Delaware)
oCaremark Rx, L.L.C. (Delaware)
◦ACS ACQCO CORP. (Delaware)
▪Advanced Care Scripts, Inc. (Florida)
◦CaremarkPCS, L.L.C. (Delaware)
▪CaremarkPCS Health, L.L.C. (Delaware)
▪Caremark IPA, L.L.C. (New York)
◦Accordant Health Services, L.L.C. (Delaware)
◦Caremark PhC, L.L.C. (Delaware)
◦Caremark, L.L.C. (California)
▪Caremark Arizona Mail Pharmacy, LLC (Arizona)

▪Caremark Arizona Specialty Pharmacy, L.L.C. (Arizona)
▪Caremark Florida Mail Pharmacy, LLC (Florida)
▪Caremark Florida Specialty Pharmacy, LLC (Florida)
▪Caremark Hawaii Mail Pharmacy, L.L.C. (Hawaii)
▪Caremark Illinois Mail Pharmacy, LLC (Illinois)
▪CVS Caremark Advanced Technology Pharmacy, L.L.C. (Illinois)
▪Caremark Illinois Specialty Pharmacy, LLC (Illinois)
▪Caremark Kansas Specialty Pharmacy, LLC (Kansas)
▪Caremark Massachusetts Specialty Pharmacy, L.L.C. (Massachusetts)
▪Caremark Michigan Specialty Pharmacy, LLC (Michigan)
▪Caremark New Jersey Specialty Pharmacy, LLC (New Jersey)
▪Caremark North Carolina Specialty Pharmacy, LLC (North Carolina)
▪Caremark Tennessee Specialty Pharmacy, LLC (Tennessee)
▪Caremark Texas Mail Pharmacy, LLC (Texas)
▪Central Rx Services, LLC (Nevada)
▪I.g.G. of America, LLC (Maryland)
▪NovoLogix, LLC (Delaware)
◦CVS Caremark Part D Services, L.L.C. (Delaware)
◦Express Pharmacy Services of PA, L.L.C. (Delaware)
◦Ocean Acquisition Sub, L.L.C. (Delaware)
▪Coram LLC (Delaware)
▪T2 Medical, Inc. (Delaware)
•Coram Healthcare Corporation of Florida (Delaware)
•Coram Healthcare Corporation of Greater D.C. (Delaware)
•Coram Healthcare Corporation of Greater New York (New York)
•Coram Healthcare Corporation of Mississippi (Delaware)
•Coram Healthcare Corporation of Nevada (Delaware)
•Coram Healthcare Corporation of Northern California (Delaware)
•Coram Healthcare Corporation of Southern California (Delaware)
•Coram Healthcare Corporation of Southern Florida (Delaware)
•Coram Specialty Infusion Services, L.L.C. (Delaware)
▪Coram Healthcare Corporation of Utah (Delaware)
▪Coram Healthcare Corporation of Massachusetts (Delaware)
oCoram Alternate Site Services, Inc. (Delaware)
◦Part D Holding Company, L.L.C. (Delaware)
▪Accendo Insurance Company (Utah)
▪Silverscript Insurance Company (Tennessee)
•Connecticut CVS Pharmacy, L.L.C. (Connecticut)
•Coram Clinical Trials, Inc. (Delaware)*
◦CVS Cabot Holdings Inc. (Delaware)*
◦CVS Shaw Holdings Inc. (Delaware)*
◦Omnicare, LLC (Delaware)*
▪Evergreen Pharmaceutical of California, LLC (California)
▪JHC Acquisition, LLC (Delaware)
▪Geneva Woods Pharmacy, LLC (Alaska)
•Geneva Woods Pharmacy Wyoming, LLC (Delaware)

•Geneva Woods Pharmacy Washington, LLC (Delaware)
▪AMC - Tennessee, LLC (Delaware)
▪CHP Acquisition, LLC (Delaware)
◦Home Pharmacy Services, LLC (Missouri)
▪CP Acquisition, LLC (Oklahoma)
▪Managed Healthcare, LLC (Delaware)
▪Medical Arts Health Care, LLC (Georgia)
▪NIV Acquisition, LLC (Delaware)
▪OCR Services, LLC (Delaware)
▪Shore Pharmaceutical Providers, LLC (Delaware)
▪Omnicare of Nevada, LLC (Delaware)
▪Omnicare Pharmacies of the Great Plains Holding, LLC (Delaware)
▪Omnicare of Nebraska LLC (Delaware)
▪Pharmacy Associates of Glenn Falls, LLC (New York)
▪Sterling Healthcare Services, LLC (Delaware)
▪Superior Care Pharmacy, LLC (Delaware)
▪TCPI Acquisition, LLC (Delaware)
▪UC Acquisition, LLC (Delaware)
▪Weber Medical Systems LLC (Delaware)
▪Williamson Drug Company, LLC (Virginia)
▪MHHP Acquisition Company, LLC (Delaware)
______________________
*Coram Clinical Trials, Inc. – CVS Pharmacy, Inc. 75%/Aetna Life Insurance Company 25%
* CVS Cabot Holdings, Inc. – Coram Clinical Trials, Inc. 99.72%/Aetna Inc. .28%
*CVS Shaw Holdings, Inc. – Coram Clinical Trials, Inc. 99.72%/Aetna Inc. .28%
*Omnicare, LLC – Aetna Inc .28%/CVS Cabot Holdings, Inc. 49.86%/CVS Shaw Holdings, Inc. 49.86%

▪Omnicare, LLC (continued)

▪NeighborCare Pharmacy Services, LLC (Delaware)
▪APS Acquisition LLC (Delaware)
▪ASCO HealthCare, LLC (Maryland)
▪Badger Acquisition LLC (Delaware)
◦Badger Acquisition of Minnesota LLC (Delaware)
•Merwin Long Term Care, LLC (Minnesota)
◦Badger Acquisition of Kentucky LLC (Delaware)
▪Care Pharmaceutical Services, LP (Delaware)
▪CCRx Holdings, LLC (Delaware)
◦Continuing Care Rx, LLC (Pennsylvania)
◦CCRx of North Carolina LLC (Delaware)
▪Compscript, LLC (Florida)
◦Campo’s Medical Pharmacy, LLC (Louisiana)
▪D & R Pharmaceutical Services LLC (Kentucky)
▪Enloe Drugs, LLC (Delaware)
▪Evergreen Pharmaceutical, LLC (Washington)
▪Home Care Pharmacy, LLC (Delaware)
▪Interlock Pharmacy Systems, LLC (Missouri)
▪Langsam Health Services, LLC (Delaware)
◦LCPS Acquisition, LLC (Delaware)
•Omnicare Pharmacy of Tennessee LLC (Delaware)
▪Lobos Acquisition, LLC (Delaware)
▪Lo-Med Prescription Services, LLC (Ohio)
◦ZS Acquisition Company, LLC (Delaware)
▪Main Street Pharmacy, L.L.C. (Maryland)
▪NCS Healthcare of Illinois, LLC (Ohio)
▪NCS Healthcare of Iowa, LLC (Ohio)
◦Martin Health Services, LLC (Delaware)
▪NCS Healthcare of Kansas, LLC (Ohio)
▪NCS Healthcare of Kentucky, LLC (Ohio)
▪NCS Healthcare of Montana, LLC (Ohio)
▪NCS Healthcare of New Mexico, LLC (Ohio)
▪NCS Healthcare of South Carolina, LLC (Ohio)
▪NCS Healthcare of Tennessee, LLC (Ohio)
▪NCS Healthcare of Ohio, LLC (Ohio)
▪NCS Healthcare of Wisconsin, LLC (Ohio)
▪North Shore Pharmacy Services LLC (Delaware)
▪Omnicare Indiana Partnership Holding Company LLC (Delaware)
▪Omnicare of New York, LLC (Delaware)
◦NeighborCare of Indiana, LLC (Indiana)
•Grandview Pharmacy, LLC (Indiana)
▪Omnicare Pharmacies of Pennsylvania West LLC (Pennsylvania)
▪Omnicare Pharmacy and Supply Services LLC (South Dakota)
▪Omnicare Pharmacy of the Midwest, LLC (Delaware)
▪Omnicare Property Management, LLC (Delaware)

▪Pharmacy Consultants, LLC (South Carolina)
▪PRN Pharmaceutical Services, LP (Delaware)
▪Roeschen’s Healthcare LLC (Wisconsin)
▪Specialized Pharmacy Services, LLC (Michigan)
▪Value Health Care Services LLC (Delaware)
▪Westhaven Services Co, LLC (Ohio)
▪UNI-Care Health Services of Maine, LLC (New Hampshire)

•CVS Pharmacy, Inc. (continued)

◦CVS 2948 Henderson, L.L.C. (Nevada)
◦CVS AL Distribution, L.L.C. (Alabama)
◦CVS Albany, L.L.C. (New York)
◦CVS Accountable Care Holdings, LLC (Delaware)
▪CareConverge Collective LLC (Delaware)
▪Collaborative ACO 25 LLC (Delaware)
▪Collaborative ACO 26 LLC (Delaware)
▪Collaborative ACO 27 LLC (Delaware)
▪Collaborative ACO 28 LLC (Delaware)
▪Collaborative ACO 29 LLC (Delaware)
▪Collaborative ACO 30 LLC (Delaware)
▪Collaborative ACO 31 LLC (Delaware)
▪CoreHealth Alliance LLC (Delaware)
▪CVS Accountable Care, LLC (Delaware)
▪CVS ACO, LLC (Delaware)
▪CVS IPA of New York LLC (New York)
▪CVS NJ ODS, LLC (Delaware)
▪ElevateCare Network LLC (Delaware)
◦CVS Accountable Care Organization Inc. (Pennsylvania)
◦CVS AOC Services, L.L.C. (Delaware)
CVS AOC Corporation (California)
oCVS Care Concierge, LLC (Delaware)
oCVS Health Applications, LLC (Rhode Island)
oCVS Health Clinical Trial Services LLC (Connecticut)
oCVS Health Growth Equity, LLC (Delaware)
oCVS Health Growth Equity Fund I GP, LLC (Delaware)
▪CVS Health Growth Equity Fund I, LP (Delaware)
oCVS Health Solutions LLC (Delaware)
oCVS Health Strategic Portfolio, LLC (Delaware)
oCVS Health Ventures Fund GP, LLC (Delaware)
CVS Health Ventures Fund, LP (Delaware)
oCVS Health Ventures Fund II GP, LLC (Delaware)
CVS Health Ventures Fund II, LP (Delaware)
oCVS Health Ventures Management, LLC (Delaware)
oCVS Health Ventures Special Carry Vehicle, LLC (Delaware)

oCVS Indiana, L.L.C. (Indiana)

oCVS International, Inc. (Delaware)
CVS Safir Sourcing, LLC (Delaware)
◦CVS Management Support, LLC (Delaware)
◦CVS Manchester NH, L.L.C. (New Hampshire)
◦CVS Media Exchange LLC (Delaware)
◦CVS Michigan, L.L.C. (Michigan)
◦CVS Orlando FL Distribution, L.L.C. (Florida)
◦CVS PA Distribution, L.L.C. (Pennsylvania)
◦CVS Pharmacy Overseas Online, LLC
◦CVS PR Center, Inc. (Delaware)
Puerto Rico CVS Pharmacy, L.L.C. (Puerto Rico)
Caremark Puerto Rico, L.L.C. (Puerto Rico)
Caremark Puerto Rico Specialty Pharmacy, L.L.C. (Puerto Rico)
◦CVS RS Arizona, L.L.C. (Arizona)
Arizona CVS Stores, L.L.C. (Arizona)
CVS 3268 Gilbert, L.L.C. (Arizona)
CVS 3745 Peoria, L.L.C. (Arizona)
CVS Gilbert 3272, L.L.C. (Arizona)
◦CVS Rx Services, Inc. (New York)
Busse CVS, L.L.C. (Illinois)
Goodyear CVS, L.L.C. (Arizona)
Sheffield Avenue CVS, L.L.C. (Illinois)
Thomas Phoenix CVS, L.L.C. (Arizona)
Washington Lamb CVS, L.L.C. (Nevada)
◦CVS SC Distribution, L.L.C. (South Carolina)
◦CVS Shared Services Resources LLC (Delaware)
◦CVS State Capital, L.L.C. (Maine)
◦CVS TN Distribution, L.L.C. (Tennessee)
◦CVS Transportation, L.L.C. (Indiana)
◦CVS Vero FL Distribution, L.L.C. (Florida)
◦D.A.W., LLC (Massachusetts)
◦DDAT Ireland Limited (Ireland)
◦Delaware CVS Pharmacy, L.L.C. (Delaware)
◦District of Columbia CVS Pharmacy, L.L.C. (District of Columbia)
◦Enterprise Patient Safety Organization, LLC (Rhode Island)
◦E.T.B., Inc. (Texas)
◦Garfield Beach CVS, L.L.C. (California)
◦Georgia CVS Pharmacy, L.L.C. (Georgia)
◦German Dobson CVS, L.L.C. (Arizona)
◦Grand St. Paul CVS, L.L.C. (Minnesota)
◦Highland Park CVS, L.L.C. (Illinois)
◦Holiday CVS, L.L.C. (Florida)
◦Hook-SupeRx, L.L.C. (Delaware)
◦Idaho CVS Pharmacy, L.L.C. (Idaho)
◦Iowa CVS Pharmacy, L.L.C. (Iowa)
◦Kansas CVS Pharmacy, L.L.C. (Kansas)
◦Kentucky CVS Pharmacy, L.L.C. (Kentucky)

◦Longs Drug Stores California, L.L.C. (California)
◦Louisiana CVS Pharmacy, L.L.C. (Louisiana)
◦Maryland CVS Pharmacy, L.L.C. (Maryland)
◦Melville Realty Company, Inc. (New York)
◦CVS Bellmore Avenue, L.L.C. (New York)
◦MinuteClinic, L.L.C. (Delaware)
◦MinuteClinic Diagnostic of Hawaii, L.L.C. (Hawaii)
◦MinuteClinic Diagnostic of Kentucky, L.L.C. (Kentucky)
◦MinuteClinic Diagnostic of Louisiana, L.L.C. (Louisiana)
◦MinuteClinic Diagnostic of Maine, L.L.C. (Maine)
◦MinuteClinic Diagnostic of Massachusetts, LLC (Massachusetts)
◦MinuteClinic Diagnostic of Nebraska, L.L.C. (Nebraska)
◦MinuteClinic Diagnostic of New Hampshire, L.L.C. (New Hampshire)
◦MinuteClinic Diagnostic of New Mexico, L.L.C. (New Mexico)
◦MinuteClinic Diagnostic of Ohio, LLC (Ohio)
◦MinuteClinic Diagnostic of Oklahoma, LLC (Oklahoma)
◦MinuteClinic Diagnostic of Pennsylvania, LLC (Minnesota)
◦MinuteClinic Diagnostic of Rhode Island, LLC (Minnesota)
◦MinuteClinic Diagnostic of South Carolina, L.L.C. (South Carolina)
◦MinuteClinic Diagnostic of Utah, L.L.C. (Utah)
◦MinuteClinic Diagnostic of Virginia, LLC (Virginia)
◦MinuteClinic Diagnostic of Wisconsin, L.L.C. (Wisconsin)
◦MinuteClinic Physician Practice of Texas (Texas)
◦MinuteClinic Telehealth Services, LLC (Delaware)
◦MinuteClinic Telehealth Services of Texas Association (Texas)
◦Mississippi CVS Pharmacy, L.L.C. (Mississippi)
◦Missouri CVS Pharmacy, L.L.C. (Missouri)
◦Montana CVS Pharmacy, L.L.C. (Montana)
◦Nebraska CVS Pharmacy, L.L.C. (Nebraska)
◦New Jersey CVS Pharmacy, L.L.C. (New Jersey)
◦North 53, LLC (Delaware)
▪North 53 TAOH Limited (Ireland)
•Cordavis Limited (Ireland)
▪Cordavis Trading Limited (Ireland)
◦North Carolina CVS Pharmacy, L.L.C. (North Carolina)
◦Ohio CVS Stores, L.L.C. (Ohio)
◦Oklahoma CVS Pharmacy, L.L.C. (Oklahoma)
◦Omnicare Resources, LLC (Delaware)
◦Oregon CVS Pharmacy, L.L.C. (Oregon)
◦Pennsylvania CVS Pharmacy, L.L.C. (Pennsylvania)
◦ProCare Pharmacy Direct, L.L.C. (Ohio)
◦ProCare Pharmacy, L.L.C. (Rhode Island)
◦Red Oak Sourcing, LLC (Delaware)
◦Rhode Island CVS Pharmacy, L.L.C. (Rhode Island)
◦South Carolina CVS Pharmacy, L.L.C. (South Carolina)
◦Tennessee CVS Pharmacy, L.L.C. (Tennessee)
◦Utah CVS Pharmacy, L.L.C. (Utah)

◦Vermont CVS Pharmacy, L.L.C. (Vermont)
◦Virginia CVS Pharmacy, L.L.C. (Virginia)
◦Warm Springs Road CVS, L.L.C. (Nevada)
◦Washington CVS Pharmacy, L.L.C. (Washington)
◦Wellpartner, LLC (Delaware)
◦West Virginia CVS Pharmacy, L.L.C. (West Virginia)
◦Wisconsin CVS Pharmacy, L.L.C. (Wisconsin)
◦Woodward Detroit CVS, L.L.C. (Michigan)
◦Zinc Health Ventures, LLC (Delaware)
◦Zinc Health Services, LLC (Delaware)
•CVS Pharmacy, Inc. (continued)
◦Noah HoldCo I, Inc. (Delaware)
◦Noah HoldCo II, Inc. (Delaware)
oSignify Health, Inc. (Delaware)
Carbon Parent Acquisition Corporation (Delaware)
•Caravan Health, Inc. (Delaware)
oCaravan Health ACO 22 LLC (Missouri)
oCaravan Health ACO 43 LLC (Missouri)
oCaravan Health ACO 50 LLC (Missouri)
oCaravan Health ACO M-1 LLC (Missouri)
oCollaborative ACO 30 LLC (Delaware)
oSignify Newco Inc. (Delaware)
oCure TopCo, LLC (Delaware)
◦Cure Intermediate 1, LLC (Delaware)
▪Cure Intermediate 2, LLC (Delaware)
•Cure Intermediate 3, LLC (Delaware)
•Signify Health, LLC (Delaware)
◦Signify Health, LLC (continued)
oRemedy Partners, LLC
oLiberty Health, LLC (Delaware)
Liberty Health Partners LLC (Delaware)
oRemedy Holdings, LLC (Delaware)
Remedy BPCI Partners, LLC (Delaware)
Signify Episode Administrators, LLC (Delaware)
•PatientBlox, Inc. (Delaware)
•Signify IPA NY, LLC (New York)
•TVG Logic Buyer, LLC (Delaware)
oSignify Home & Community Care, LLC (Delaware)
•Censeo Health LLC (Delaware)
•Drynachan, LLC (Delaware)
oSignify Health IPA, LLC (New York)
•TAVHealth, LLC (Delaware)
Signify Ireland Technology Development Limited (Ireland)

•CVS Pharmacy, Inc. (continued)
◦Halo HoldCo I, Inc. (Delaware)
◦Halo HoldCo II, Inc. (Delaware)
oOak Street Health, Inc. (Delaware)

Oak Street Health LLC (Illinois)
•Oak Street Health MSO, LLC (Illinois)
oAcorn Network, LLC (Illinois)
oNova MSO 2024, LLC (Delaware)
oNova MSO 2025, LLC (Delaware)
oOak Street Health Medicare Partners LLC (Illinois)
oOakwell, LLC (Delaware)
oOSH-ESC Joint Venture (Illinois)
oOSH-NJ LODS LLC (New Jersey)
oOSH-PCJ Joliet LLC (Illinois)
oOSH-RI, LLC (Rhode Island)
oRubiconMD Holdings, Inc. (Delaware)
RubiconMD MSO, LLC (Delaware)
Rubincon MD, Inc. (Delaware)